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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 25, 2001


                          MOORE CORPORATION LIMITED
               --------------------------------------------------
             (Exact Name of Registrant as specified in its charter)

Ontario, Canada                 1-8014                       98-0154502
---------------              -----------                     ----------
(State or Other              (Commission                    (IRS Employer
Jurisdiction of              File Number)                   Identification
Incorporation)                                                 Number)



      Moore Corporation Limited
             Suite 3501
         40 King Street West
       Toronto, Ontario, Canada                                M5H 3Y2
-------------------------------------------------------------------------
(Address of Principal Executive Office)                       (Zip Code)


                                  416-364-2600
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or former address, if changed since last report)







                       Exhibit Index is located on Page 4

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
                  ----------------------------------

            (c)  20(i)   Press Release, dated July 25, 2001, announcing second
                         quarter 2001 results.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          MOORE CORPORATION LIMITED



Date: July 25, 2001                       By: Lisa M. Palumbo
                                              -----------------------------
                                              Name: Lisa M. Palumbo
                                              Title: Senior Vice President,
                                                     General Counsel & Secretary

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                                  EXHIBIT INDEX

                           Current Report On Form 8-K
                               Dated July 25, 2001


Exhibit
No.                                                    Page
---                                                    ----
20                                                      5